November 7, 1994



          Bernard Chaus, Inc.
          1410 Broadway
          New York, NY  10018

          Gentlemen/Ladies:

                We refer to our Restated and Amended Financing Agreement with you executed September 24, 1991 which was effective as of July 1, 1992, as amended ("Agreement"). Capitalized terms herein have the meaning given them in the Agreement unless otherwise indicated herein.

                In consideration of payment to us of a fee of $25,000, we hereby waive any rights we would otherwise have as a result of the fact that for the fiscal quarter ending September 30, 1994, your Tangible Net Worth was less than $44,000,000 and your Working Capital was less than $35,000,000. The above-referenced fee shall be charged to your account with us.

                Except as hereinabove amended, the Agreement, is hereby ratified and confirmed.

                                                Very truly yours,
                                                BNY FINANCIAL CORPORATION


                                                By:   /s/  Burt Rubenstein
                                                Title:   S.V.P.


          AGREED:
          BERNARD CHAUS, INC.

          By:   /s/  Marc A. Zuckerman
          Title:  MARC A. ZUCKERMAN, CCE, CCM
                  TREASURER